SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549
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                                  FORM 8-K/A
                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 28, 2006

                               Delta Mutual, Inc.
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               (Exact name of registrant as specified in charter)

       Delaware                                               000-30563
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(State or other jurisdiction                            (Commission File Number)
   of  incorporation)


111 North Branch Street, Sellersville, Pennsylvania                     18960
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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

Item 3.02. Unregistered Sales of Equity Securities

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item and corrects a previously reported issuance of 1,500,000 shares on August 25, 2006, which did not take place and was replaced by the transaction indicated below on October 30, 2006.

                                                                                Principal     Total Offering Price/
  Date                     Title and Amount             Purchaser              Underwriter   Underwriting Discounts
------------------------ ---------------------------- -------------------- --------------------- ----------------
August 28, 2006          131,578 shares of common     Consultant                    NA           $50,000/NA
                         stock
------------------------ ---------------------------- -------------------- --------------------- ----------------
August 30, 2006          1,500,000 shares of common   Private investor              NA           $75,000/$7,500
                         stock
------------------------ ---------------------------- -------------------- --------------------- ----------------

------------------------ ---------------------------- -------------------- --------------------- ----------------
September 20, 2006       257,600 shares of common     Private investor              NA           $12,880/NA
                         stock issued upon the
                         conversion of a promissory
                         in the principal amount of
                         $11,500 (including all
                         accrued interest)
------------------------ ---------------------------- -------------------- --------------------- ----------------
September 26, 2006       448,000 shares of common     Private investor              NA           $22,400/NA
                         stock issued upon the
                         conversion of a promissory
                         note in the principal
                         amount of $20,000
                         (including all accrued
                         interest)
------------------------ ---------------------------- -------------------- --------------------- ----------------
October 11, 2006         45,000 shares of common      Consultant                    NA           $12,000/NA
                         stock
------------------------ ---------------------------- -------------------- --------------------- ----------------
October 30, 2006         1,000,000 shares of common   Private investor              NA           $50,000/$5,000
                         stock
------------------------ ---------------------------- -------------------- --------------------- ----------------
October 30, 2006         3,000,000 shares of common   Private investor              NA           $150,000/$15,000
                         stock
------------------------ ---------------------------- -------------------- --------------------- ----------------

The issuances of common stock to consultants are viewed as exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), under section 4(2) thereof, as transactions not involving any public offering. The private placements of the Company's common stock to individual U.S. investors, and the offerings of notes, convertible notes and shares upon conversion of notes, to U.S. investors, are viewed as exempt under the provisions of Rule 506 of Regulation D under the Securities Act.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               Delta Mutual, Inc.


Date: October 31, 2006
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer

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